UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2023. The total returns for Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended May 31, 2023
Cohen & Steers MLP & Energy Opportunity Fund:
Class A	–8.91%
Class C	–9.16%
Class I	–8.74%
Class R	–8.97%
Class Z	–8.72%
Blended Benchmark(a)	–8.63%
S&P 500 Index(a)	3.33%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are “return of capital” distributed from the Fund’s assets. Return of capital distributions decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

(a)	For benchmark descriptions, see page 5.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Market Review

Midstream energy securities and master limited partnerships (MLPs) declined in the six-month period ended May 31, 2023, which was mostly positive for broader stocks. The group was hampered by a continued downward move in energy prices from high mid-2022 levels. Mounting macro uncertainties clouded the outlook for oil demand, which, combined with higher than anticipated supply from Russia and Iran, weighed on the commodity. Meanwhile, natural gas prices plummeted as supply growth continued to outpace demand, keeping storage levels elevated.

Macro challenges notwithstanding, midstream energy companies continued to report generally encouraging earnings. Most beat expectations, with some companies raising their outlooks. Companies remained consistent in their messaging, focusing on capital expenditure controls and a return of cash to shareholders.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark.

Most midstream energy sectors declined in the period. The crude products/pipelines sector held up relatively well, aided by a gain in Magellan Midstream Partners, an MLP that was targeted for a takeover. The acquirer, Oneok, a company in the gathering & processing sector, underperformed, despite receiving an expected tax benefit from the deal.

Stock selection and an underweight in crude products/pipelines detracted from the Fund’s relative performance in the period, due mainly to the timing of our allocation to Magellan Midstream Partners. However, the effect was offset by favorable stock selection in gathering & processing, where the Fund was underweight Oneok and overweight Kinetic Holdings, which advanced. Late in the period Kinetic reported earnings results in line with expectations but raised its outlook.

The gathering sector modestly underperformed the index, although shares of Equitrans Midstream gained on news that its long-beleaguered Mountain Valley Pipeline (MVP) project was negotiated into the budget legislation proposed to resolve the U.S. debt ceiling crisis. Our overweight in the gathering sector hindered the Fund’s performance.

Liquified natural gas (LNG) companies struggled amid a weaker backdrop for natural gas prices. Relatively moderate weather in the Northern Hemisphere dampened demand for the commodity, while European natural gas inventories remained elevated. Stock selection in the LNG sector helped the Fund’s relative performance, as we did not invest in Tellurian, which was the group’s poorest performer in the period. Elsewhere of note, stock selection in the refining sector detracted from performance and stock selection in utilities contributed.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended May 31, 2023.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended May 31, 2023

	Class A Shares		Class C Shares		Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–12.41	%(a)	–9.68	%(b)	—	—	—
1 Year (without sales charge)	–8.28%		–8.77%		–7.94%	–8.42%	–7.82%
5 Year (with sales charge)	1.47	%(a)	1.73%		—	—	—
5 Year (without sales charge)	2.40%		1.73%		2.76%	2.23%	2.78%
Since Inception (with sales charge)(c)	0.45	%(a)	0.29%		—	—	—
Since Inception (without sales charge)(c)	0.94%		0.29%		1.29%	–1.84%	1.30%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2023 prospectus, were as follows: Class A—1.55% and 1.25%; Class C—2.20% and 1.90%; Class I—1.28% and 0.90%; Class R—1.70% and 1.40%; and Class Z—1.20% and 0.90%. Through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 4.50% front-end sales charge.
(b)	Reflects a contingent deferred sales charge of 1.00%.
(c)	Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Blended Benchmark consists of 70% Alerian Midstream Energy Index, 20% S&P 500 Utilities Index and 10% S&P 500 Oil & Gas Refining & Marketing Index. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a on a total-return basis. The S&P 500 Utilities Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard (GICS) utilities sector. S&P 500 Oil & Gas Refining & Marketing Index is a subset of the S&P 500 Index that includes companies engaged in the refining and marketing of oil, gas and/or refined products. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022—May 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period(a) December 1, 2022— May 31, 2023
Class A
Actual (–8.91% return)	$1,000.00	$910.90	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

Class C
Actual (–9.16% return)	$1,000.00	$908.40	$9.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.46	$9.55

Class I
Actual (–8.74% return)	$1,000.00	$912.60	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

Class R
Actual (–8.97% return)	$1,000.00	$910.30	$6.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

Class Z
Actual (–8.72% return)	$1,000.00	$912.80	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

(a)

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.25%, 1.90%, 0.90%, 1.40% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Enterprise Products Partners LP	$9,120,294	8.4
Cheniere Energy, Inc.	8,399,199	7.7
TC Energy Corp. (Canada)	8,391,809	7.7
Kinder Morgan, Inc.	7,787,590	7.1
Energy Transfer LP	5,491,067	5.0
Targa Resources Corp.	4,654,212	4.3
Enbridge, Inc. (Canada)	4,515,952	4.1
Phillips 66	4,497,043	4.1
Marathon Petroleum Corp.	4,019,627	3.7
ONEOK, Inc.	3,633,379	3.3

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2023 (Unaudited)

		Shares/Units	Value
COMMON STOCK	99.2%
CRUDE/PRODUCTS PIPES	9.1%
Enbridge, Inc. (Canada)		128,278	$4,515,952
Genesis Energy LP		126,824	1,223,852
Magellan Midstream Partners LP		18,012	1,084,502
Plains All American Pipeline LP		191,914	2,479,529
Plains GP Holdings LP, Class A		46,941	638,398

			9,942,233

DIVERSIFIED	27.4%
Energy Transfer LP		442,828	5,491,067
Enterprise Products Partners LP(a)		360,059	9,120,294
Kinder Morgan, Inc.		483,401	7,787,590
MPLX LP		98,794	3,293,792
Pembina Pipeline Corp. (Canada)		27,348	827,995
Williams Cos., Inc./The		119,701	3,430,631

			29,951,369

ENERGY	3.3%
Alliance Resource Partners LP		31,996	547,132
MEG Energy Corp. (Canada)(b)		52,619	795,002
Rice Acquisition Corp. II(b)		43,089	463,642
TransAlta Corp. (Canada)		146,904	1,415,473
Zimmer Energy Transition Acquisition Corp.(b)		44,852	460,630

			3,681,879

GATHERING	0.9%
Equitrans Midstream Corp.		119,272	1,017,390

GATHERING & PROCESSING	13.1%
DCP Midstream LP		18,314	761,679
Hess Midstream LP, Class A		35,783	997,988
Keyera Corp. (Canada)		109,717	2,448,932
Kinetik Holdings, Inc.		37,778	1,228,918
ONEOK, Inc.		64,126	3,633,379
Targa Resources Corp.		68,394	4,654,212
Tidewater Midstream & Infrastructure Ltd. (Canada)		832,480	533,523

			14,258,631

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2023 (Unaudited)

		Shares/Units	Value
LNG EXPORTS	8.3%
Cheniere Energy, Inc.		60,093	$8,399,199
NextDecade Corp.(b)		109,953	610,239

			9,009,438

NATURAL GAS PIPELINES	7.7%
TC Energy Corp. (Canada)		215,592	8,391,809

REFINING	8.1%
Marathon Petroleum Corp.		38,315	4,019,627
Phillips 66		49,089	4,497,043
Tidewater Renewables Ltd. (Canada)(b)		50,507	262,302

			8,778,972

STORAGE/TERMINALS	2.4%
Gibson Energy, Inc. (Canada)		63,117	1,018,706
Koninklijke Vopak NV (Netherlands)		21,913	769,439
NuStar Energy LP		53,477	873,280

			2,661,425

UTILITIES	18.9%
Alliant Energy Corp.		32,839	1,689,895
CenterPoint Energy, Inc.		63,246	1,784,170
Constellation Energy Corp.		10,797	907,164
Dominion Energy, Inc.		13,873	697,534
DTE Energy Co.		15,313	1,647,679
Evergy, Inc.		27,121	1,568,950
Exelon Corp.		36,028	1,428,510
Hydro One Ltd., 144A (Canada)(c)		27,384	780,469
NextEra Energy, Inc.		32,314	2,373,786
NiSource, Inc.		63,157	1,698,292
PPL Corp.		86,813	2,274,501
Sempra Energy		11,820	1,696,525
Xcel Energy, Inc.		32,250	2,105,602

			20,653,077

TOTAL COMMON STOCK (Identified cost—$82,327,097)			108,346,223

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2023 (Unaudited)

		Shares/Units	Value
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.03%(d)		323,965	$323,965
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.02%(d)		409,000	409,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$732,965)			732,965

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$83,060,062)	99.9%		109,079,188
WRITTEN OPTION CONTRACTS (Premiums received—$9,919)	(0.0)		(17,532)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		112,342

NET ASSETS	100.0%		$109,173,998

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(e)	Premiums Received	Value
Put—NextEra Energy, Inc.	$70.00	6/16/23	(46)	$(337,916)	$(5,408)	$(2,484)
Put—PPL Corp.	27.00	6/16/23	(114)	(298,680)	(4,511)	(15,048)
			(160)	$(636,596)	$(9,919)	$(17,532)

Note:	Percentages indicated are based on the net assets of the Fund.
(a)	All or a portion of the security is pledged in connection with exchange-traded written option contracts, $5,066,000 in aggregate has been pledged as collateral.
(b)	Non-income producing security.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $780,469 which represents 0.7% of the net assets of the Fund, of which 0.0% are illiquid.

(d)	Rate quoted represents the annualized seven-day yield.
(e)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$83,060,062)	$109,079,188
Foreign currency, at value (Identified cost—$875)	849
Receivable for:
Investment securities sold	233,235
Dividends	213,567
Fund shares sold	91,201
Other assets	1,452

Total Assets	109,619,492

LIABILITIES:
Written option contracts, at value (Premiums received—$9,919)	17,532
Payable for:
Fund shares redeemed	87,936
Investment advisory fees	43,271
Shareholder servicing fees	17,130
Administration fees	4,836
Directors’ fees	1,231
Distribution fees	388
Other liabilities	273,170

Total Liabilities	445,494

NET ASSETS	$109,173,998

NET ASSETS consist of:
Paid-in capital	$177,678,555
Total distributable earnings/(accumulated loss)	(68,504,557)

$109,173,998

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2023 (Unaudited)

CLASS A SHARES:
NET ASSETS	$13,423,030
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,798,971

Net asset value and redemption price per share	$7.46

Maximum offering price per share ($7.46 ÷ 0.955)(a)	$7.81

CLASS C SHARES:
NET ASSETS	$4,694,694
Shares issued and outstanding ($0.001 par value common stock outstanding)	631,049

Net asset value and offering price per share(b)	$7.44

CLASS I SHARES:
NET ASSETS	$90,745,336
Shares issued and outstanding ($0.001 par value common stock outstanding)	12,142,920

Net asset value, offering and redemption price per share	$7.47

CLASS R SHARES:
NET ASSETS	$261,337
Shares issued and outstanding ($0.001 par value common stock outstanding)	34,919

Net asset value, offering and redemption price per share	$7.48

CLASS Z SHARES:
NET ASSETS	$49,601
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,631

Net asset value, offering and redemption price per share	$7.48

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2023 (Unaudited)

Investment Income:
Distributions from master limited partnerships and related companies (net of $122,124 of foreign withholding tax)	$3,078,530
Less return of capital on distributions	(1,280,682)

Net distributions from master limited partnerships and related companies	1,797,848
Dividend income	16,366
Interest income	525

Total Investment Income	1,814,739

Expenses:
Investment advisory fees	515,876
Distribution fees—Class A	19,864
Distribution fees—Class C	19,822
Distribution fees—Class R	694
Shareholder servicing fees—Class A	7,945
Shareholder servicing fees—Class C	6,608
Shareholder servicing fees—Class I	44,799
Professional fees	97,623
Registration and filing fees	58,004
Administration fees	54,053
Shareholder reporting expenses	24,689
Transfer agent fees and expenses	9,868
Custodian fees and expenses	3,518
Directors’ fees and expenses	2,906
Miscellaneous	9,089

Total Expenses	875,358
Reduction of Expenses (See Note 2)	(239,582)

Net Expenses	635,776

Net Investment Income (Loss)	1,178,963

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	8,450,148
Written option contracts	81,575
Foreign currency transactions	(11,389)

Net realized gain (loss)	8,520,334

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(20,996,763)
Written option contracts	(14,377)
Foreign currency translations	744

Net change in unrealized appreciation (depreciation)	(21,010,396)

Net Realized and Unrealized Gain (Loss)	(12,490,062)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,311,099)

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2023	For the Year Ended November 30, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,178,963	$1,889,205
Net realized gain (loss)	8,520,334	5,837,200
Net change in unrealized appreciation (depreciation)	(21,010,396)	24,996,169

Net increase (decrease) in net assets resulting from operations	(11,311,099)	32,722,574

Distributions to Shareholders:
Class A	(292,868)	(274,111)
Class C	(77,357)	(59,245)
Class I	(2,210,593)	(2,063,602)
Class R	(4,772)	(3,653)
Class Z	(1,075)	(4,604)
Tax Return of Capital to Shareholders:
Class A	—	(291,548)
Class C	—	(114,792)
Class I	—	(1,894,121)
Class R	—	(4,771)
Class Z	—	(2,723)

Total distributions	(2,586,665)	(4,713,170)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(20,986,479)	12,858,733

Total increase (decrease) in net assets	(34,884,243)	40,868,137
Net Assets:
Beginning of period	144,058,241	103,190,104

End of period	$109,173,998	$144,058,241

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended May 31, 2023		For the Year Ended November 30,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.34		$6.58	$4.91	$6.78	$7.80	$8.07

Income (loss) from investment operations:

Net investment income (loss)(a)	0.06		0.09	0.06	0.03	0.11	0.02
Net realized and unrealized gain (loss)	(0.80)		1.93	1.85	(1.55)	(0.81)	0.00 (b)

Total from investment operations	(0.74)		2.02	1.91	(1.52)	(0.70)	0.02

Less dividends and distributions to shareholders from:

Net investment income	(0.14)		(0.13)	(0.08)	(0.02)	(0.09)	(0.01)
Tax return of capital	—		(0.13)	(0.16)	(0.33)	(0.23)	(0.28)

Total dividends and distributions to shareholders	(0.14)		(0.26)	(0.24)	(0.35)	(0.32)	(0.29)

Net increase (decrease) in net asset value	(0.88)		1.76	1.67	(1.87)	(1.02)	(0.27)

Net asset value, end of period	$7.46		$8.34	$6.58	$4.91	$6.78	$7.80

Total return(c)(d)	–8.91	%(e)	31.26%	39.44%	–21.88%	–9.42%	0.18%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$13.4		$17.7	$12.7	$9.9	$15.0	$16.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.55	%(f)	1.55%	1.68%	1.59%	1.44%	1.65%

Expenses (net of expense reduction)	1.25	%(f)	1.25%	1.25%	1.26%	1.25%	1.38%

Net investment income (loss) (before expense reduction)	1.28	%(f)	0.86%	0.51%	0.28%	1.23%	(0.02)%

Net investment income (loss) (net of expense reduction)	1.58	%(f)	1.16%	0.94%	0.61%	1.42%	0.25%

Portfolio turnover rate	32	%(e)	58%	94%	105%	90%	75%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2023		For the Year Ended November 30,
Per Share Operating Data:			2022	2021	2020		2019	2018
Net asset value, beginning of period	$8.31		$6.56	$4.89	$6.74		$7.76	$8.03

Income (loss) from investment operations:

Net investment income (loss)(a)	0.04		0.04	0.02	(0.00	)(b)	0.06	(0.03)
Net realized and unrealized gain (loss)	(0.80)		1.91	1.85	(1.54)		(0.81)	0.00	(b)

Total from investment operations	(0.76)		1.95	1.87	(1.54)		(0.75)	(0.03)

Less dividends and distributions to shareholders from:

Net investment income	(0.11)		(0.07)	(0.04)	—		(0.04)	(0.00	)(b)
Tax return of capital	—		(0.13)	(0.16)	(0.31)		(0.23)	(0.24)

Total dividends and distributions to shareholders	(0.11)		(0.20)	(0.20)	(0.31)		(0.27)	(0.24)

Net increase (decrease) in net asset value	(0.87)		1.75	1.67	(1.85)		(1.02)	(0.27)

Net asset value, end of period	$7.44		$8.31	$6.56	$4.89		$6.74	$7.76

Total return(c)(d)	–9.16	%(e)	30.26%	38.69%	–22.32%		–10.07%	–0.46%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$4.7		$6.0	$5.8	$5.9		$8.7	$9.6

Ratios to average daily net assets:

Expenses (before expense reduction)	2.20	%(f)	2.20%	2.33%	2.24%		2.09%	2.30%

Expenses (net of expense reduction)	1.90	%(f)	1.90%	1.90%	1.91%		1.90%	2.04%

Net investment income (loss) (before expense reduction)	0.61	%(f)	0.20%	(0.12)%	(0.43)%		0.53%	(0.68)%

Net investment income (loss) (net of expense reduction)	0.91	%(f)	0.50%	0.31%	(0.10)%		0.72%	(0.42)%

Portfolio turnover rate	32	%(e)	58%	94%	105%		90%	75%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2023		For the Year Ended November 30,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.35		$6.59	$4.92	$6.79	$7.82	$8.09

Income (loss) from investment operations:

Net investment income (loss)(a)	0.08		0.12	0.08	0.05	0.13	0.05
Net realized and unrealized gain (loss)	(0.80)		1.92	1.85	(1.55)	(0.81)	0.00 (b)

Total from investment operations	(0.72)		2.04	1.93	(1.50)	(0.68)	0.05

Less dividends and distributions to shareholders from:

Net investment income	(0.16)		(0.15)	(0.10)	(0.04)	(0.12)	(0.04)
Tax return of capital	—		(0.13)	(0.16)	(0.33)	(0.23)	(0.28)

Total dividends and distributions to shareholders	(0.16)		(0.28)	(0.26)	(0.37)	(0.35)	(0.32)

Net increase (decrease) in net asset value	(0.88)		1.76	1.67	(1.87)	(1.03)	(0.27)

Net asset value, end of period	$7.47		$8.35	$6.59	$4.92	$6.79	$7.82

Total return(c)	–8.74	%(d)	31.66%	39.81%	–21.45%	–9.22%	0.53%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$90.7		$119.9	$83.8	$73.1	$160.3	$146.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.29	%(e)	1.28%	1.40%	1.30%	1.14%	1.34%

Expenses (net of expense reduction)	0.90	%(e)	0.90%	0.90%	0.91%	0.90%	1.02%

Net investment income (loss) (before expense reduction)	1.52	%(e)	1.14%	0.77%	0.61%	1.50%	0.26%

Net investment income (loss) (net of expense reduction)	1.91	%(e)	1.52%	1.27%	1.00%	1.74%	0.58%

Portfolio turnover rate	32	%(d)	58%	94%	105%	90%	75%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2023		For the Year Ended November 30,
Per Share Operating Data:			2022	2021	2020		2019	2018
Net asset value, beginning of period	$8.36		$6.60	$4.92	$6.78		$7.80	$8.07

Income (loss) from investment operations:

Net investment income (loss)(a)	0.06		0.08	0.05	0.03		0.09	(0.01)
Net realized and unrealized gain (loss)	(0.80)		1.92	1.86	(1.56)		(0.80)	0.02

Total from investment operations	(0.74)		2.00	1.91	(1.53)		(0.71)	0.01

Less dividends and distributions to shareholders from:

Net investment income	(0.14)		(0.11)	(0.07)	(0.00	)(b)	(0.08)	(0.00	)(b)
Tax return of capital	—		(0.13)	(0.16)	(0.33)		(0.23)	(0.28)

Total dividends and distributions to shareholders	(0.14)		(0.24)	(0.23)	(0.33)		(0.31)	(0.28)

Net increase (decrease) in net asset value	(0.88)		1.76	1.68	(1.86)		(1.02)	(0.27)

Net asset value, end of period	$7.48		$8.36	$6.60	$4.92		$6.78	$7.80

Total return(c)	–8.97	%(d)	30.94%	39.33%	–21.98%		–9.59%	0.08%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$261.3		$300.5	$204.4	$150.5		$888.4	$1,352.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.70	%(e)	1.70%	1.83%	1.74%		1.59%	1.77%

Expenses (net of expense reduction)	1.40	%(e)	1.40%	1.40%	1.41%		1.40%	1.50%

Net investment income (loss) (before expense reduction)	1.13	%(e)	0.70%	0.36%	0.23%		0.98%	(0.36)%

Net investment income (loss) (net of expense reduction)	1.43	%(e)	1.00%	0.79%	0.56%		1.17%	(0.09)%

Portfolio turnover rate	32	%(d)	58%	94%	105%		90%	75%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2023		For the Year Ended November 30,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.36		$6.60	$4.92	$6.80	$7.82	$8.08

Income (loss) from investment operations:

Net investment income (loss)(a)	0.08		0.06	0.07	0.05	0.13	0.05
Net realized and unrealized gain (loss)	(0.80)		1.98	1.87	(1.56)	(0.80)	0.01

Total from investment operations	(0.72)		2.04	1.94	(1.51)	(0.67)	0.06

Less dividends and distributions to shareholders from:

Net investment income	(0.16)		(0.15)	(0.10)	(0.04)	(0.12)	(0.04)
Tax return of capital	—		(0.13)	(0.16)	(0.33)	(0.23)	(0.28)

Total dividends and distributions to shareholders	(0.16)		(0.28)	(0.26)	(0.37)	(0.35)	(0.32)

Net increase (decrease) in net asset value	(0.88)		1.76	1.68	(1.88)	(1.02)	(0.26)

Net asset value, end of period	$7.48		$8.36	$6.60	$4.92	$6.80	$7.82

Total return(b)	–8.72	%(c)	31.62%	40.02%	–21.57%	–9.08%	0.65%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$49.6		$59.0	$719.5	$483.8	$420.5	$194.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.20	%(d)	1.20%	1.33%	1.24%	1.09%	1.30%

Expenses (net of expense reduction)	0.90	%(d)	0.90%	0.90%	0.91%	0.90%	1.04%

Net investment income (loss) (before expense reduction)	1.63	%(d)	0.57%	0.73%	0.68%	1.51%	0.31%

Net investment income (loss) (net of expense reduction)	1.93	%(d)	0.87%	1.16%	1.01%	1.70%	0.57%

Portfolio turnover rate	32	%(c)	58%	94%	105%	90%	75%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$108,346,223	$—	$—	$108,346,223
Short-Term Investments	—	732,965	—	732,965

Total Investments in Securities(a)	$108,346,223	$732,965	$—	$109,079,188

Written Option Contracts	$(17,532)	$—	$—	$(17,532)

Total Derivative Liabilities(a)	$(17,532)	$—	$—	$(17,532)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) and related companies are recorded as income and return of capital based on information reported by the MLPs and related companies as well as management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and related companies. Actual amounts may differ from the estimated amounts. For the six months ended May 31, 2023, the Fund has estimated approximately 46.0% of distributions from MLPs and related companies and dividend income as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2023, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after November 30, 2023, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund.

For the six months ended May 31, 2023 and through June 30, 2024, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended May 31, 2023, fees waived and/or expenses reimbursed totaled $239,582.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended May 31, 2023, the Fund incurred $32,242 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended May 31, 2023, the Fund has been advised that the distributor received $1,315, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $70 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $447 for the six months ended May 31, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2023, totaled $40,991,585 and $62,481,790, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at May 31, 2023 and the effect of derivatives held during the six months ended May 31, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—	Written option contracts, at value	$17,532

(a)	Not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(25,920)	$4,484
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	81,575	(14,377)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts activity for the six months ended May 31, 2023:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a)(b)	$305,046	$903,335

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents two months for purchased option contracts and six months for written option contracts.

Note 5. Income Tax Information

As of May 31, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$83,060,062

Gross unrealized appreciation on investments	$29,369,114
Gross unrealized depreciation on investments	(3,357,601)

Net unrealized appreciation (depreciation) on investments	$26,011,513

As of November 30, 2022, the Fund has a net capital loss carryforward of $83,565,179 which may be used to offset future capital gains. The loss is comprised of $28,391,655 of short-term capital loss carryover and $55,173,524 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period. Additionally, the Fund incurred ordinary losses of $179,392 after December 31, 2021 that it has elected to treat as arising in the following fiscal year.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended May 31, 2023		For the Year Ended November 30, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	223,632	$1,760,353	1,316,170	$10,308,772
Issued as reinvestment of dividends and distributions	32,786	256,408	64,578	470,817
Redeemed	(583,996)	(4,541,604)	(1,178,926)	(9,051,311)

Net increase (decrease)	(327,578)	$(2,524,843)	201,822	$1,728,278

Class C:
Sold	36,524	$282,769	113,009	$863,312
Issued as reinvestment of dividends and distributions	8,951	69,921	19,757	142,667
Redeemed	(141,570)	(1,117,300)	(294,525)	(2,240,124)

Net increase (decrease)	(96,095)	$(764,610)	(161,759)	$(1,234,145)

Class I:
Sold	1,228,282	$9,618,369	6,746,587	$52,004,454
Issued as reinvestment of dividends and distributions	247,571	1,938,435	468,679	3,418,417
Redeemed	(3,698,113)	(29,241,601)	(5,553,707)	(42,398,048)

Net increase (decrease)	(2,222,260)	$(17,684,797)	1,661,559	$13,024,823

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2023		For the Year Ended November 30, 2022
	Shares	Amount	Shares	Amount

Class R:
Sold	899	$7,066	10,105	$77,764
Issued as reinvestment of dividends and distributions	604	4,742	1,151	8,384
Redeemed	(2,540)	(20,678)	(6,277)	(51,198)

Net increase (decrease)	(1,037)	$(8,870)	4,979	$34,950

Class Z:
Sold	124	$1,007	58,292	$454,029
Issued as reinvestment of dividends and distributions	137	1,075	1,070	7,327
Redeemed	(693)	(5,441)	(161,399)	(1,156,529)

Net increase (decrease)	(432)	$(3,359)	(102,037)	$(695,173)

Note 7. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. Recent uncertainty in the energy markets has had an adverse effect on energy related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets, including price decreases connected to the COVID-19 pandemic, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase.

Utilities Sector Risks: Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers;

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; the potential impact of natural disasters and terrorist attacks on the utility industry and its customers; increased competition; potential losses resulting from changes in regulations; and liabilities for environmental damage and general civil liabilities.

Tax Risk: The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in Qualified Publicly Traded Partnerships (QPTPs). The Fund expects that the MLPs that are treated as publicly traded partnerships for tax purposes in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement. As of May 31, 2023, the Fund held 23% of total assets in QPTPs.

Non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

Nasdaq Symbol: Class	A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

MLP & Energy

Opportunity

Fund

Semiannual Report May 31, 2023

MLOAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	August 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date:	August 3, 2023